UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

     ----------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 24, 2003

     ----------------------------------------------------------------------

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)



          Nevada                       000-20793                 42-1433844
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



        2031 Quail Avenue, Fort Dodge, IA             50501
    (Address of principal executive offices)        (Zip Code)


               Registrant's telephone number, including area code:
                                 (515) 576-7418





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Item 1.     Changes in Control of Registrant

            Not applicable.

Item 2.     Acquisition or Disposition of Assets

            Not applicable.

Item 3.     Bankruptcy or Receivership

            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant

            Not applicable.

Item 5.     Other Events and Regulation FD Disclosure

            Not applicable.

Item 6.     Resignations of Registrant's Directors

            Not applicable.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits.

            EXHIBIT
            NUMBER            EXHIBIT TITLE
-------------------------------------------------------------------------------
             99.1 Smithway Motor Xpress Corp. press release announcing financial and operating results for the quarter and nine months ended September 30, 2003

Item 8.     Change in Fiscal Year

            Not applicable.

Item 9.     Regulation FD Disclosure

            Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

            Not applicable.

Item 11.    Temporary Suspension of Trading Under Registrant's Employee
            Benefit Plans

            Not applicable.

Item 12.    Results of Operations and Financial Condition

     On October 24, 2003, Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), issued a press release (the "Press Release") announcing financial and operating results for the quarter and nine months ended September 30, 2003. A copy of the Press Release is attached to this report as Exhibit 99.1.

     The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     The  information  in  this  report  and  the  exhibit  hereto  may  contain
"forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those anticipated by forward-looking statements. Please refer to the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SMITHWAY MOTOR XPRESS CORP.


Date: October 28, 2003        By: /s/ G. Larry Owens
                                 --------------------------------
                                 G. Larry Owens
                                 Executive Vice President, Chief Administrative Officer, and Chief Financial Officer

                                  EXHIBIT INDEX

 99.1 Smithway Motor Xpress Corp. press release announcing financial and operating results for the quarter and nine months ended September 30, 2003